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                                                                   EXHIBIT 10.7B

AGENCY:  Department of Corrections                             LEASE No.: L-1724

PROJECT: Chuckawalla Valley State Prison

                            AMENDMENT NO. 2 TO LEASE

         This Amendment to Lease, dated for reference purposes only, May 7, 2001, by and between the State of California, acting by and through its Director of General services, with the approval of the Department of Corrections, hereinafter called STATE, and Labor-to-Industry, Inc., hereinafter called LESSEE.

                                   WITNESSETH

         WHEREAS, the parties hereto entered into that certain Lease dated August 1, 1998, and as amended March 24, 1999, covering the Premises known as approximately 20,3000 square feet of warehouse space and 16,000 square feet of space on C Facility for a total of 36,300 square feet located within the boundaries of Chuckawalla Valley State Prison (CSVP), situated in the County of Riverside, State of California.

         WHEREAS, the parties hereto desire to amend said agreement to (1) reduce the square footage, (2) decrease the monthly rental rate, and (3) change the address for notices to the LESSEE and Department of General Services.

         NOW, THEREFORE, it is mutually agreed between the parties hereto as follows:

         1. Paragraph 1, Description - Effective June 1, 2001, the square footage is reduced and the paragraph is changed to read as follows:

              STATE does hereby lease to LESSEE, and LESSEE hereby hires from STATE approximately 9,280 square feet of warehouse space and approximately 16,000 square feet of space on C Facility for a total of 25,280 square feet located within the boundaries of CVSP, situated in the County of Riverside, State of California, hereinafter called the Premises, as outlined in red on Exhibits "A," amended "B-1" and "B-2" incorporated herein and by this reference made a part hereof.

         2. Paragraph 3, Rent - Effective June 1, 2001, the monthly rental rate is reduced and shall be FIVE HUNDRED FIVE AND NO/100 DOLLARS ($505.00), payable monthly in advance.

         3. Paragraph 14, Notices - The address for the LESSEE and the Department of General Services changed as follows:

         To the LESSEE:             Labor-To-Industry, Inc
                                    Rick Legge, President
                                    Suite #107
                                    780 Deltona Boulevard
                                    Deltona, Florida  32725


                                                                   Exhibit 10.7A
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         To the STATE:              Department of General Services
                                    Real Estate Services Division
                                    1102 Q Street, Suite 6000
                                    Sacramento, California  95814

         4. Except as expressly amended herein, all of the terms and conditions of said Lease shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 2 to Lease has been executed by the parties on the date written below.

                               STATE OF CALIFORNIA
                               DEPARTMENT OF GENERAL SERVICES
                               REAL ESTATE SERVICES DIVISION


                               By:    /s/ Cheryl L. Allen
                                  ---------------------------------------------
                                     CHERYL L. ALLEN, Manager
                                     State Owned Leasing & Development

                               EXECUTED DATE:     6/18/2001
                                             ----------------------------------

                               LESSEE:

                               LABOR-TO-INDUSTRY, INC.


                               By:    /s/ Rick Legge
                                  ---------------------------------------------
                                     RICK LEGGE, President
APPROVED:

DEPARTMENT OF CORRECTIONS


By:    /s/ Judy Buckman
   -----------------------------
      JUDY BUCKMAN, Chief
      Business Management Branch

CHUCKAWALLA VALLEY STATE PRISON


By:    /s/ D.K. Butler
   ------------------------------
      D.K. BUTLER, Warden


                                                                   Exhibit 10.7A
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